EXHIBIT 99.2
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                        MORTGAGE LOAN PURCHASE AGREEMENT

          This is a Mortgage Loan Purchase Agreement (the "Agreement"), dated April 15, 2005, between Argent Mortgage Company, LLC, a Delaware limited liability company (the "Seller") and Argent Securities Inc., a Delaware corporation (the "Purchaser").

                              PRELIMINARY STATEMENT

          The Seller intends to sell the Mortgage Loans (as hereinafter defined) to the Purchaser on the terms and subject to the conditions set forth in this Agreement. The Purchaser shall deposit the Mortgage Loans into a mortgage pool constituting the Trust Fund. The Trust Fund will be evidenced by a single series of asset-backed notes designated as Series 2005-W1, (the "Notes"). The Notes will consist of two classes of notes. The Owners Trust Certificates will be delivered to the Seller or its designee as partial consideration for the Mortgage Loans as further described below.

          The Notes will be issued pursuant to an Indenture, dated April 19, 2005 (the "Indenture") among Argent Mortgage Loan Trust, 2005-W1 (the "Issuer") and Deutsche Bank National Trust Company, as the indenture trustee (the "Indenture Trustee"). Pursuant to the Sale and Servicing Agreement dated as of April 1, 2005 (the "Sale and Servicing Agreement"), among the Argent Securities Inc., as depositor (the "Depositor"), Issuer, Ameriquest Mortgage Company as master servicer (the "Master Servicer") and the Indenture Trustee, the Depositor will assign all of its right, title and interest in and to the Mortgage Loans, together with its rights under this Agreement, to the Indenture Trustee for the benefit of the Noteholders. Capitalized terms used but not defined herein shall have the meanings set forth in the Sale and Servicing Agreement.

          The parties hereto agree as follows:

          SECTION 1. AGREEMENT TO PURCHASE. The Seller hereby sells, and the Purchaser hereby purchases, as of April 19, 2005 (the "Closing Date"), certain adjustable-rate and fixed-rate conventional, one- to four-family, residential mortgage loans (the "Mortgage Loans"), having an aggregate principal balance as of the close of business on April 1, 2005 (the "Cut-off Date") of $2,500,000,210.84, after giving effect to all payments due on the Mortgage Loans on or before the Cut-off Date (the "Closing Balance"), whether or not received including the right to any Prepayment Charges collected after the Cut-off Date from the Mortgagors in connection with any Principal Prepayments on the Mortgage Loans. Any payments (including Prepayment Charges) collected on or before the Cut-off Date, including all scheduled payments of principal and interest due on or before the Cut-off Date and collected after the Cut-off Date, shall belong to the Seller. In addition to the sale of the Mortgage Loans, the Seller will cause certain payments made pursuant to the Interest Rate Swap Agreement to be transferred to the Issuer.

          SECTION 2. MORTGAGE LOAN SCHEDULE AND PREPAYMENT CHARGE SCHEDULE. The Purchaser and the Seller have agreed upon which of the mortgage loans owned by the Seller are to be purchased by the Purchaser pursuant to this Agreement, and the Seller shall prepare or cause to be prepared on or prior to the Closing Date a final schedule (the "Closing Schedule") describing such Mortgage Loans and setting forth all of the Mortgage Loans to be purchased


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under this Agreement. The Closing Schedule shall conform to the requirements set forth in this Agreement and to the definition of "Mortgage Loan Schedule" under the Sale and Servicing Agreement. The Closing Schedule shall be used as the Mortgage Loan Schedule under the Sale and Servicing Agreement. The Seller shall also prepare or cause to be prepared on or prior to the Closing Date a final schedule (the "Prepayment Charge Schedule") setting forth each Mortgage Loan containing a Prepayment Charge and conforming to the definition of Prepayment Charge Schedule under the Sale and Servicing Agreement.

          SECTION 3. CONSIDERATION.

               (a) In consideration for the Mortgage Loans to be purchased hereunder, the Purchaser shall, as described in Section 8, (i) pay to or upon the order of the Seller in immediately available funds an amount equal to the net sale proceeds of the Class A-1 Notes and the Class A-2 Notes, and (ii) deliver to the Seller or its designee the Owner Trust Certificates.

               (b)  [Reserved].

          SECTION 4. TRANSFER OF THE MORTGAGE LOANS.

               (a) POSSESSION OF MORTGAGE FILES. The Seller does hereby sell to the Purchaser, without recourse but subject to the terms of this Agreement, all of its right, title and interest in, to and under the Mortgage Loans, including the related Prepayment Charges collected after the Cut-off Date. The contents of each Mortgage File not delivered to the Purchaser or to any assignee, transferee or designee of the Purchaser on or prior to the Closing Date are and shall be held in trust by the Seller for the benefit of the Purchaser or any assignee, transferee or designee of the Purchaser. Upon the sale and contribution of the Mortgage Loans the ownership of each Mortgage Note, the related Mortgage and the other contents of the related Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or that come into the possession of the Seller on or after the Closing Date shall immediately vest in the Purchaser and shall be delivered immediately to the Purchaser or as otherwise directed by the Purchaser.

               (b) DELIVERY OF MORTGAGE LOAN DOCUMENTS. The Seller will, on or prior to the Closing Date, deliver or cause to be delivered to the Purchaser or any assignee, transferee or designee of the Purchaser each of the following documents for each Mortgage Loan:

          (i) the original Mortgage Note, endorsed in blank without recourse or in the following form: "Pay to the order of Deutsche Bank National Trust Company, as Indenture Trustee under the applicable agreement, without recourse," with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Indenture Trustee, or with respect to any lost Mortgage Note, an original Lost Note Affidavit; PROVIDED HOWEVER, that such substitutions of Lost Note Affidavits for original Mortgage Notes may occur only with respect to Mortgage Loans, the aggregate Cut-off Date Principal Balance of which is less than or equal to 2.00% of the Pool Balance as of the Cut-off Date;


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          (ii) the original Mortgage with evidence of recording thereon, and a copy, certified by the appropriate recording office, of the recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

          (iii) an original Assignment assigned in blank, without recourse;

          (iv) the original recorded intervening Assignment showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Indenture Trustee as contemplated by the immediately preceding clause (iii) or the original unrecorded intervening Assignments;

          (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

          (vi) the original lender's title insurance policy or an attorney's opinion of title or similar, guarantee of title acceptable to mortgage lenders generally in the jurisdiction where the Mortgaged Property is located, together with all endorsements or riders which were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor, or in the event such original title policy is unavailable, a written commitment or uniform binder or preliminary report of title issued by the title insurance or escrow company.

          If any document referred to in Section 4(b)(ii), 4(b)(iii) or 4(b)(iv) above has been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Seller hereunder shall be deemed to have been satisfied upon (1) delivery by or on behalf of the Seller promptly upon receipt thereof to the Purchaser or any assignee, transferee or designee of the Purchaser of either the original or a copy of such document certified by the Seller in the case of (x) above or the public recording office in the case of (y) above to be a true and complete copy of the recorded original thereof and (2) if such delivered copy is certified by the Seller then in addition thereto delivery promptly upon receipt thereof of either the original or a copy of such document certified by the public recording office to be a true and complete copy of the original. In the event that the original lender's title insurance policy has not yet been issued, the Seller shall deliver to the Purchaser or any assignee, transferee or designee of the Purchaser a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company. Promptly upon receipt by the Seller of any such original title insurance policy the Seller shall deliver such to the Purchaser or any assignee, transferee or designee of the Purchaser.

          The Seller shall promptly (and in no event later than thirty (30) Business Days, subject to extension upon mutual agreement between the Seller and the Indenture Trustee, following the later of (i) the Closing Date, (ii) the date on which the Seller receives the Assignment from the Indenture Trustee and
(iii) the date of receipt by the Seller of the recording information for a Mortgage) submit or cause to be submitted for recording, at no expense to the Trust Fund or the Indenture Trustee, in the appropriate public office for real property records,


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each Assignment referred to in (iii) and (iv) above and shall execute each original Assignment referred to in (iii) in the following form: "Deutsche Bank National Trust Company, as Indenture Trustee under the applicable agreement without recourse". In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Seller shall promptly prepare or cause to be prepared a substitute Assignment or cure or cause to be cured such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded. Notwithstanding the foregoing, however, for administrative convenience and facilitation of servicing and to reduce closing costs, the Assignments shall not be required to be submitted for recording (except with respect to any Mortgage Loan located in Maryland) unless such failure to record would result in a withdrawal or a downgrading by any Rating Agency of the rating on either Class of Notes, without regard to the Policy; provided further, however, each Assignment shall be submitted for recording by the Seller in the manner described above, at no expense to the Trust Fund or the Indenture Trustee, upon the earliest to occur of: (i) reasonable direction by Holders of Notes entitled to at least 25% of the Voting Rights, (ii) failure of the Master Servicer Termination Test, (iii) the occurrence of the bankruptcy or insolvency of the Seller and (iv) the occurrence of a servicing transfer as described in Section
6.02 of the Sale and Servicing Agreement.

          Each original document relating to a Mortgage Loan which is not delivered to the Purchaser or its assignee, transferee or designee, if held by the Seller, shall be so held for the benefit of the Purchaser or its assignee, transferee or designee.

               (c) ACCEPTANCE OF MORTGAGE LOANS. The documents delivered pursuant to Section 4(b) hereof shall be reviewed by the Purchaser or any assignee, transferee or designee of the Purchaser at any time before or after the Closing Date (and with respect to each document permitted to be delivered after the Closing Date within seven days of its delivery) to ascertain that all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule.

               (d)  RESERVED.

               (e) TRANSFER OF INTEREST IN AGREEMENTS. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, to the Issuer, as may be required to effect the purposes of the Indenture, without the consent of the Seller, and the assignee shall succeed to the rights and obligations hereunder of the Purchaser. Any expense reasonably incurred by or on behalf of the Purchaser or the Issuer in connection with enforcing any obligations of the Seller under this Agreement will be promptly reimbursed by the Seller.

               (f) EXAMINATION OF MORTGAGE FILES. Prior to the Closing Date, the Seller shall either (i) deliver in escrow to the Purchaser or to any assignee, transferee or designee of the Purchaser, for examination, the Mortgage File pertaining to each Mortgage Loan or (ii) make such Mortgage Files available to the Purchaser or to any assignee, transferee or designee of the Purchaser for examination at the Indenture Trustee's offices in Santa Ana, California. Such examination may be made by the Purchaser, and its respective designees, upon reasonable notice to the Seller and the Indenture Trustee during normal business hours before the Closing Date and within 60 days after the Closing Date. If any such person makes such examination prior to the Closing Date and identifies any Mortgage Loans that do not conform to the requirements of the


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Purchaser as described in this Agreement, such Mortgage Loans shall be deleted from the Closing Schedule. The Purchaser may, at its option and without notice to the Seller, purchase all or part of the Mortgage Loans without conducting any partial or complete examination. The fact that the Purchaser or any person has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of the Purchaser or any assignee, transferee or designee of the Purchaser to demand repurchase or other relief as provided herein or under the Sale and Servicing Agreement.

          SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER.

          The Seller hereby represents and warrants to the Purchaser as of the date hereof and as of the Closing Date, and covenants that:

               (i) The Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Seller in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such State;

               (ii) The Seller had the full corporate power and authority to originate, hold and sell each Mortgage Loan and has the full corporate power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on the part of the Seller the execution, delivery and performance of this Agreement; this Agreement has been duly executed and delivered by the Seller and this Agreement, assuming the due authorization, execution and delivery thereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except to the extent that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

              (iii) The execution and delivery of this Agreement by the Seller, the consummation of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Seller and will not (A) result in a breach of any term or provision of the charter or by-laws of the Seller or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which the Seller is a party or by which it may be bound, or any statute, order or regulation applicable to the Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller; and the Seller is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely


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     affects or, to the Seller's knowledge, would in the future materially and adversely affect, (x) the ability of the Seller to perform its obligations under this Agreement or (y) the business, operations, financial condition, properties or assets of the Seller taken as a whole;

               (iv) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Seller has obtained the same;

               (v) The Seller is an approved originator for Fannie Mae or Freddie Mac in good standing and is a HUD approved mortgagee pursuant to
     Section 203 and Section 211 of the National Housing Act; and

               (vi) Except as otherwise disclosed in the Prospectus Supplement, no litigation, action suit, proceeding or investigation is pending against the Seller that would materially and adversely affect the execution, delivery or enforceability of this Agreement or to perform any of its other obligations hereunder in accordance with the terms hereof.

          SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE SELLER RELATING TO
                     THE MORTGAGE LOANS.

          The Seller hereby represents and warrants to the Purchaser, with respect to the Mortgage Loans as of the Closing Date or as of such date specifically provided herein:

               (i) The information set forth on the Mortgage Loan Schedule with respect to each Mortgage Loan is true and correct in all material respects;

               (ii) [Reserved];

               (iii) No material error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

               (iv) All payments due prior to the Cut-off Date have been made and none of the Mortgage Loans will have been contractually delinquent for more than one calendar month more than once since the origination thereof;

               (v) Each Mortgage is a valid and enforceable first lien on the Mortgaged Property, including all improvements thereon, subject only to (a) the lien of nondelinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, and (c) other matters to


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     which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

               (vi) Immediately prior to the sale of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole legal and beneficial owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and has full right and authority, subject to no interest or participation of, or agreement with, any other party to sell and assign the same;

               (vii) There is no delinquent tax or assessment lien against any Mortgaged Property;

               (viii) There is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any valid right of rescission, set-off, counterclaim or defense, including the defense of usury and no such valid right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

               (ix) There are no mechanics' liens or claims for work, labor or material rendered to the Mortgaged Property affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of the related Mortgage, except those which are insured against by the title insurance policy referred to in (xiii) below;

               (x) Subject to the Escrow Withhold referred to in (xx) below, each Mortgaged Property is free of material damage and is in good repair and there is no proceeding pending or to the Seller's knowledge, threatened for the total or partial condemnation thereof nor is such proceeding currently occurring;

               (xi) Each Mortgage Loan at origination complied in all material respects with applicable local, state and federal laws and regulations, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending, disclosure laws and all applicable predatory and abusive lending laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws;

               (xii) Neither the Seller nor any prior holder of any Mortgage has modified, impaired or waived the Mortgage in any material respect (except that a Mortgage Loan may have been modified by a written instrument which has been recorded, if necessary, to protect the interests of the Purchaser and which has been delivered to the Indenture Trustee); satisfied, canceled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto;

               (xiii) A lender's policy of title insurance together with a condominium endorsement, extended coverage endorsement, and an adjustable rate mortgage endorsement (each as applicable) in an amount at least equal to the Cut-off Date principal


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     balance of each such Mortgage Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Mortgage Loan, each such policy is valid and remains in full force and effect, the transfer of the related Mortgage Loan to the Purchaser will not affect the validity or enforceability of such policy and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located and in a form acceptable to Fannie Mae or Freddie Mac, which policy insures the Seller and successor owners of indebtedness secured by the insured Mortgage, as to the first priority lien of the Mortgage; no claims have been made under such lender's title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

               (xiv) Each Mortgage Loan was originated by the Seller, or an Affiliate of the Seller, in accordance with the underwriting standards as set forth in the Prospectus Supplement (or, if generated by an entity other than the Seller or an Affiliate of the Seller, in accordance with such other underwriting standards as set forth in the Prospectus Supplement (or, if generated on behalf of the Seller by a person other than the Seller or an Affiliate of the Seller, is subject to the same underwriting standards and procedures used by the Seller in originating mortgage loans directly as set forth in the Prospectus Supplement) or by a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority (including a mortgage broker), or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act;

               (xv) With respect to each Adjustable-Rate Mortgage Loan, on each adjustment date, the Mortgage Rate will be adjusted to equal the Index plus the Gross Margin, rounded to the nearest 0.125%, subject to the Periodic Rate Cap, the Maximum Mortgage Rate and the Minimum Mortgage Rate. The related Mortgage Note is payable on the first day of each month in self-amortizing monthly installments of principal and interest, with interest payable in arrears, and requires a monthly payment which is sufficient to fully amortize the outstanding principal balance of the Mortgage Loan over its remaining term and to pay interest at the applicable Mortgage Rate. No Mortgage Loan is subject to negative amortization;

               (xvi) All of the improvements which were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property, except those, if any, which are insured against by the lender's title insurance policy referred to in (xiii) above;

               (xvii) All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law except as may otherwise be insured against by the lender's title insurance policy referred to in
     (xiii) above;


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               (xviii) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located;

               (xix) The Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and with applicable laws. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

               (xx) The proceeds of each Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with, except any Mortgaged Property or Mortgage Loan subject to an Escrow Withhold as defined in the applicable Originator's underwriting guidelines. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid;

               (xxi) The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

               (xxii) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

               (xxiii) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under the Mortgage or the related Mortgage Note;

               (xxiv) The origination practices used by the Seller (or its affiliates) with respect to each Mortgage Loan have been in all material respects legal, proper, reasonable and customary in the subprime mortgage origination business;

               (xxv) There is no pledged account or other security other than real estate securing the Mortgagor's obligations;

               (xxvi) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature;


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               (xxvii) The improvements upon each Mortgaged Property are covered by a valid, binding and existing hazard insurance policy that is in full force and effect with a generally acceptable carrier that provides for fire extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located representing coverage not less than the lesser of the outstanding principal balance of the related Mortgage Loan or the minimum amount required to compensate for damage or loss on a replacement cost basis. All individual insurance policies and flood policies referred to in clause (xxviii) below contain a standard mortgagee clause naming the Seller or the original mortgagee, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance, including flood insurance, at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor, except as may be limited or restricted by applicable law;

               (xxviii) If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a valid and binding flood insurance policy that is in full force and effect in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the original outstanding principal balance of the Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or
     (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973;

               (xxix) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note; and no event which, with the passage of time or with notice and the expiration of any grace or cure period (other than a delinquent payment of less than one calendar month), would constitute a default, breach, violation or event of acceleration and the Seller has not waived any default, breach, violation or event of acceleration;

               (xxx) Each Mortgaged Property is improved by a one- to four-family residential dwelling, including condominium units and dwelling units in planned unit developments, which does not include (a) cooperatives or (b) mobile homes and manufactured homes (as defined in the Fannie Mae Seller-Servicer's Guide), except when the appraisal indicates that (i) the mobile or manufactured home was built under the Federal Manufactured Home Construction and Safety Standards of 1976 or (ii) otherwise assumes the characteristics of site-built housing and meets local building codes, is readily marketable, has been permanently affixed to the site, is not in a mobile home "park," and is treated as real property under the applicable state law. With respect to any Mortgage Loan that is secured by a leasehold estate: (a) the lease is valid, in full force and effect; (b) all rents and other payments due under the lease have been paid; (c) the lessee is not in default under any provision of the lease; (d) the term of the lease exceeds the maturity date of the related Mortgage Loan by at least five (5) years and (e) the Mortgagee under the Mortgage Loan is given notice and an opportunity to cure any defaults under the lease;

               (xxxi) There is no obligation on the part of the Seller or any other party under the terms of the Mortgage or related Mortgage Note to make payments in lieu of or in addition to those made by the Mortgagor;

               (xxxii) Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

               (xxxiii) The Mortgage File contains an appraisal which was performed by an appraiser who satisfied, and which was conducted in accordance with, all of the applicable requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended;

               (xxxiv) None of the Mortgage Loans is a graduated payment mortgage loan, nor is any Mortgage Loan subject to a temporary buydown or similar arrangement;

               (xxxv) [Reserved];

               (xxxvi) The Mortgage Loans comply in all material respects with the descriptions set forth under the captions "The Mortgage Pool" in the Depositor's Prospectus Supplement, dated the date hereof (the "Prospectus Supplement");

               (xxxvii) The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the related Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder, except as may be limited by applicable law;

               (xxxviii)The information set forth in the Prepayment Charge
     Schedule is complete, true and correct in all material respects at the date or dates respecting which such information is furnished and each Prepayment Charge is permissible and enforceable in accordance with its terms upon the full and voluntary prepayment by the Mortgagor under applicable law (except to the extent that: (1) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally; or (2) the collectability thereof may be limited due to acceleration in connection with a foreclosure or other involuntary payoff;

               (xxxix) Each Mortgage Loan is an obligation that is principally secured by real property for purposes of the REMIC Provisions of the Code;

               (xl) The Mortgage Loans are not subject to the requirements of the Home Ownership and Equity Protection Act of 1994 ("HOEPA") and no Mortgage Loan is subject to, or in violation of, any applicable state or local law, ordinance or regulation similar to HOEPA.

               (xli) (a) No Mortgage Loan is a High Cost Loan as defined by HOEPA or any other applicable predatory or abusive lending laws and (b) no Mortgage Loan is a "high cost home", "covered" (excluding home loans defined as "covered home loans" in the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7,
     2004) , "high risk home" or "predatory" loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for resident mortgage loans having high interest rates, points and/or fees);

               (xlii) No proceeds from any Mortgage Loan were used to finance single-premium credit insurance policies;

               (xliii) Any Mortgage Loan originated before October 1, 2002, and any non-subprime Mortgage Loans, will not impose a Prepayment Charge for a term in excess of five years and no subprime Mortgage Loan originated on or after October 1, 2002 will impose a Prepayment Charge for a term in excess of three years;

               (xliv) No Mortgage Loan that is secured by property located in the State of Georgia is either a "Covered Loan" or "High Cost Home Loan" within the meaning of the Georgia Fair Lending Act, as amended (the "Georgia Act");

               (xlv) No Mortgagor has currently requested any relief under the Servicemembers' Civil Relief Act or similar state laws;

               (xlvi) No Mortgage Loan secured by a Mortgaged Property located in Georgia was originated on or after October 1, 2002 and before March 7, 2003;

               (xlvii) The Prepayment Charges included in the transaction are enforceable and originated in compliance with all applicable federal, state and local law;

               (xlviii) No Mortgage Loan in the transaction originated in the City of Oakland is subject to the City of Oakland California Ordinance 12361 as a home loan;

               (xlix) No Mortgage Loan in the transaction originated in the City of Los Angeles is subject to the City of Los Angeles California Ordinance 175008 as a home loan;

               (l) No Mortgage Loan, except as identified in detail to the Rating Agencies, is a Section 10 mortgage under the Oklahoma Home Ownership and Equity Protection Act;

               (li) No Mortgage Loan is a "High-Cost Home Loan" as defined under the Maine House Bill 383 L.D. 494, effective as of September 13, 2003;

               (lii) No Mortgage Loan is a "Home Loan" as defined under the Nevada Assembly Bill No. 284, effective as of October 1, 2003, and the Nevada home loans comply with all applicable laws; and

               (liii) No Mortgage Loan is a high cost loan or a covered loan, as applicable (as such terms are defined in Standard & Poor's LEVELS Version
     5.6 Glossary Revised, Appendix E); and

               (liv) With respect to any Mortgage Loan originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transactions.

          SECTION 7. REPURCHASE OBLIGATION FOR DEFECTIVE DOCUMENTATION AND FOR
                     BREACH OF REPRESENTATION AND WARRANTY.

               (a) The representations and warranties contained in Section 6 shall not be impaired by any review and examination of loan files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of the Purchaser to review or examine such documents and shall inure to the benefit of any assignee, transferee or designee of the Purchaser, including the Indenture Trustee for the benefit of the Noteholders.

          Upon discovery by the Seller, the Note Insurer, the Purchaser or any assignee, transferee or designee of the Purchaser of any materially defective document in, or that any material document was not transferred by the Seller (as listed on the Indenture Trustee's Preliminary Exception Report), as part of, any Mortgage File or of a breach of any of the representations and warranties contained in Section 5 or Section 6 that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Purchaser, the Note Insurer or the Purchaser's assignee, transferee or designee (it being understood that with respect to the representations and warranties set forth in (xli),
(xlii), (xliii), (xliv) and (xlvi) of Section 6 herein, a breach of any such representation or warranty shall in and of itself be deemed to materially adversely affect the interest therein of the Purchaser, the Note Insurer and the Purchaser's assignee, transferee or designee), the party discovering the breach shall give prompt written notice to the other. Within ninety (90) days of its discovery or its receipt of notice of any such missing documentation which was not transferred to the Purchaser as described above or materially defective documentation or any such breach of a representation and warranty (it being understood that with respect to the representations and warranties set forth in
(xli), (xlii), (xliii), (xliv) and (xlvi) of Section 6 herein, a breach of any such representation or warranty shall in and of itself be deemed to materially adversely affect the interest therein of the Purchaser, the Note Insurer and the Purchaser's assignee, transferee or designee), the Seller promptly shall deliver such missing document or cure such defect or breach in all material respects, or in the event the Seller cannot deliver such missing document or such defect or breach cannot be cured, the Seller shall, within 90 days of its discovery or receipt of notice, either (i) repurchase the affected Mortgage Loan at a price equal to the Purchase Price or (ii) pursuant to the provisions of the Sale and Servicing Agreement, cause the removal of such Mortgage Loan from the Trust Fund and substitute one or more Qualified Substitute Mortgage Loans. In the event that any Mortgage Loan is subject to a breach of the representation and warranty in Section 6(xxxix) resulting in the Master Servicer's inability to collect all or part of the Prepayment Charge from the Mortgagor, in lieu of repurchase, the Seller shall be obligated to remit to the Master Servicer (for deposit in the Collection Account) any shortfall in the Prepayment Charge collected upon the Mortgagor's voluntary Principal Prepayment.

          The Seller shall amend the Closing Schedule to reflect the withdrawal of such Mortgage Loan from the terms of this Agreement and the Sale and Servicing Agreement and the addition, if any, of a Qualified Substitute Mortgage Loan. The Seller shall deliver to the Purchaser such amended Closing Schedule and shall deliver such other documents as are required by this Agreement or the Sale and Servicing Agreement within five (5) days of any such amendment. Any repurchase pursuant to this Section 7(a) shall be accomplished by deposit in the Collection Account of the amount of the Purchase Price in accordance with
Section 2.03 of the Sale and Servicing Agreement. Any repurchase or substitution required by this Section shall be made in a manner consistent with Section 2.03 of the Sale and Servicing Agreement. If after a Mortgage Loan has been liquidated pursuant to the Sale and Servicing Agreement and the Pool Insurer discovers a breach of any of the representations and warranties contained in
Section 5 or Section 6 of this Agreement or the Exhibit to the Pool Policy and such breach either directly caused a Realized Loss or increased the amount of the Realized Loss, then the Seller shall reimburse (x) the Trust Fund (to the extent no claim on the Pool Policy has been made with respect to such Realized
Loss) in an amount equal to the reduction, if any, of the Overcollateralized Amount related to such Realized Loss or (y) to the Pool Insurer (to the extent the Pool Insurer has paid a claim under the Pool Policy relating to such Realized Loss) in an amount equal to amount paid by the Pool Insurer under the Pool Policy with respect to such Realized Loss, within ninety (90) days after its discovery or receipt of notice of such breach; provided, however, that the amount owed by the Seller pursuant to such breach, together with the amount of any liquidation proceeds or other proceeds realized from the disposition of such Mortgage Loan will not exceed the Purchase Price of such Mortgage Loan as if such Mortgage Loan were still part of the Trust Estate at the time liquidation.

          In addition, upon discovery by the Seller, the Purchaser, or any assignee, transferee or designee of the Purchaser that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering the breach shall give prompt written notice within five Business Days to the others. Within ninety (90) days of its discovery or its receipt of notice, the Seller promptly shall either (i) repurchase the affected Mortgage Loan at the Purchase Price (as such term is defined in the Sale and Servicing Agreement) or (ii) pursuant to the provisions of the Sale and Servicing Agreement, cause the removal of such Mortgage Loan from the Trust Fund and substitute one or more Qualified Substitute Mortgage Loans.

               (b) It is understood and agreed that the obligations of the Seller set forth in this Section 7 to cure, remit a Prepayment Charge shortfall, repurchase or substitute for a defective Mortgage Loan, or any other obligation of the Seller as set forth in Section 7(a) constitute the sole remedies of the Purchaser against the Seller respecting a missing or defective material document or a breach of the representations and warranties contained in Section 5 or
Section 6.

          SECTION 8. CLOSING; PAYMENT FOR THE MORTGAGE LOANS. The closing of the purchase and sale of the Mortgage Loans shall be held at the New York City office of Thacher Proffitt & Wood LLP at 10:00 AM New York City time on the Closing Date.

          The  closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the date as of which they are made and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

          (b) The Purchaser shall have received, or the attorneys of the Purchaser shall have received in escrow (to be released from escrow at the time of closing), all Closing Documents as specified in Section 9 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof;

          (c) The Seller shall have delivered or caused to be delivered and released to the Purchaser or to its designee, all documents (including without limitation, the Mortgage Loans) required to be so delivered by the Purchaser pursuant to Section 2.01 of the Sale and Servicing Agreement; and

          (d) All other terms and conditions of this Agreement shall have been complied with.

          Subject to the foregoing conditions, the Purchaser shall deliver or cause to be delivered to the Seller on the Closing Date, against delivery and release by the Seller to the Indenture Trustee of all documents required pursuant to the Sale and Servicing Agreement, the consideration for the Mortgage Loans as specified in Section 3 of this Agreement, by delivery to the Seller of the Purchase Price.

          SECTION 9. CLOSING DOCUMENTS. Without limiting the generality of
Section 8 hereof, the closing shall be subject to delivery of each of the following documents:

          (a) An Officers' Certificate of the Seller, dated the Closing Date, in form satisfactory to and upon which the Purchaser and the Underwriters may rely, and attached thereto copies of the certificate of formation, by-laws and certificate of good standing of the Seller under the laws of Delaware and stating that the information contained in the Prospectus Supplement, relating to the Mortgage Loans, the Seller, and its loan portfolio, is true and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (b) An Officers' Certificate of the Seller, dated the Closing Date, in form satisfactory to and upon which the Purchaser and the Underwriters may rely, with respect to certain facts regarding the sale of the Mortgage Loans by the Seller to the Purchaser;

          (c) An Opinion of Counsel of the Seller, dated the Closing Date, in form satisfactory to and addressed to the Purchaser and the Underwriters;

          (d) Such opinions of counsel from the Purchaser's or Seller's counsel as the Rating Agencies may request in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the Seller's execution and delivery of, or performance under, this Agreement and upon which the Underwriters may rely;

          (e) A letter from Deloitte & Touche L.L.P., certified public accountants, dated the date hereof and to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Prospectus Supplement, under the captions "Summary of Prospectus Supplement", "Risk Factors", "The Mortgage Pool", "Yield on the Notes", "Description of the Notes", "Sale and Servicing Agreement--The Seller", and "Sale and Servicing Agreement--The Master Servicer" agrees with the records of the Seller;

          (f) The Seller shall deliver for inclusion in the Prospectus Supplement under the captions "The Mortgage Pool--Underwriting Standards; Representations" and "Sale and Servicing Agreement--The Seller", or for inclusion in other offering material such publicly available information regarding its financial condition and its mortgage loan delinquency, foreclosure and loss experience, underwriting standards, lending activities and loan sales, production, and servicing and collection practices, and any similar nonpublic, unaudited financial information; and

          (g) Such further information, certificates, opinions and documents as the Purchaser or the Underwriters may reasonably request.

          SECTION 10. COSTS. The Seller shall pay (or shall reimburse the Purchaser or any other Person to the extent that the Purchaser or such other Person shall pay) all costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including without limitation, assignment of mortgage recording costs and/or fees for title policy endorsements and continuations, the fees and expenses of the Seller's in-house accountants and in-house attorneys, the costs and expenses incurred in connection with producing the Seller's loan loss, foreclosure and delinquency experience, and the costs and expenses incurred in connection with obtaining the documents referred to in Sections 9(d) and 9(e) to the extent such costs and expenses were not previously paid by the Seller. The Seller shall pay (or shall reimburse the Purchaser or any other Person to the extent that the Purchaser or such other Person shall pay) the costs and expenses of printing (or otherwise reproducing) and delivering this Agreement, the Sale and Servicing Agreement, the Notes, the prospectus, the Prospectus Supplement, and the Indenture relating to the Notes and other related documents, the initial fees, costs and expenses of the Indenture Trustee relating to the issuance of the initial certification of the Indenture Trustee under Section 2.02 of the Sale and Servicing Agreement, the fees and expenses of the Seller's counsel in connection with the preparation of all documents relating to the securitization of the Mortgage Loans, the filing fee charged by the Securities and Exchange Commission for registration of the Notes, the cost of outside special counsel that may be required for the Purchaser, the cost of obtaining the documents referred to in Section 9(g) and the fees charged by any rating agency to rate the Notes. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

          SECTION 11. [Reserved]

          SECTION 12. [Reserved]

          SECTION 13. MANDATORY DELIVERY; GRANT OF SECURITY INTEREST. The sale and delivery on the Closing Date of the Mortgage Loans described on the Mortgage Loan Schedule in accordance with the terms and conditions of this Agreement is mandatory. It is specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser in the event of the Seller's failure to deliver the Mortgage Loans on or before the Closing Date. The Seller hereby grants to the Purchaser a lien on and a continuing security interest in the Seller's interest in each Mortgage Loan and each document and instrument evidencing each such Mortgage Loan to secure the performance by the Seller of its obligation hereunder, and the Seller agrees that it holds such Mortgage Loans in custody for the Purchaser, subject to the Purchaser's (i) right, prior to the Closing Date, to reject any Mortgage Loan to the extent permitted by this Agreement, and
(ii) obligation to deliver or cause to be delivered the consideration for the Mortgage Loans pursuant to Section 8 hereof. Any Mortgage Loans rejected by the Purchaser shall concurrently therewith be released from the security interest created hereby. The Seller agrees that, upon acceptance of the Mortgage Loans by the Purchaser or its designee and delivery of payment to the Seller, that its security interest in the Mortgage Loans shall be released. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

         Notwithstanding the foregoing, if on the Closing Date, each of the conditions set forth in Section 8 hereof shall have been satisfied and the Purchaser shall not have paid or caused to be paid the Purchase Price, or any such condition shall not have been waived or satisfied and the Purchaser determines not to pay or cause to be paid the Purchase Price, the Purchaser shall immediately effect the redelivery of the Mortgage Loans, if delivery to the Purchaser has occurred and the security interest created by this Section 13 shall be deemed to have been released.

          SECTION 14. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by telex or telegraph and confirmed by a similar mailed writing, if to the Purchaser, addressed to the Purchaser at 1100 Town & Country Road, Suite 1100,

Orange, California 92868, Facsimile: (714) 564-9639, Attention: General Counsel, or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; if to the Seller, addressed to the Seller at 1100 Town & Country Road, Suite 1100, Orange, California 92868, Facsimile: (714) 564-9639,
Attention: General Counsel, or to such other address as the Seller may designate in writing to the Purchaser.

          SECTION 15. SEVERABILITY OF PROVISIONS. Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 16. AGREEMENT OF PARTIES. The Seller and the Purchaser agree to execute and deliver such instruments and take such actions as either of the others may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Sale and Servicing Agreement.

          SECTION 17. SURVIVAL. The Seller agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the Purchaser, notwithstanding any investigation heretofore or hereafter made by the Purchaser or on its behalf, and that the representations, warranties and agreements made by the Seller herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement, the Sale and Servicing Agreement or the Trust Fund.

          SECTION 18. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (EXCLUDING THE CHOICE OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

          SECTION 19. MISCELLANEOUS. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. Each of the Note Insurer and the Pool Insurer shall be a third party beneficiary hereof and enforce the terms hereof as if it is a party hereto.

          It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 4 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller and (b) (1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code; (2) the conveyance provided for in Section 4 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Collection Account whether in the form of cash, instruments, securities or other property; (3) the possession by the Purchaser or its agent of Mortgage Notes, the related Mortgages and such other items of property that constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession" for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code; and (4) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to Section 4(d) hereof shall also be deemed to be an assignment of any security interest created hereby. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Sale and Servicing Agreement.

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed by their respective officers thereunto duly authorized as of the date first above written.

                                      ARGENT MORTGAGE COMPANY, LLC


                                      By: /s/  John P. Grazer
                                         -----------------------------------
                                         Name:  John P. Grazer
                                         Title: EVP



                                      ARGENT SECURITIES INC.


                                      By: /s/  John P. Grazer
                                         -----------------------------------
                                         Name:  John P. Grazer
                                         Title: CFO